Neuberger Berman ETF Trust®
Neuberger Berman Short Duration Income ETF (the “ETF”)
Supplement to the Prospectus dated March 24, 2024, as may be amended and supplemented

The predecessor fund, Neuberger Berman Short Duration Bond Fund, conducted a reverse stock split after the close of business on June 14, 2024 of its issued and outstanding Institutional Class shares.

Effective June 21, 2024, the following is added as Appendix A to the ETF’s Prospectus:

Appendix A—Financial Highlights (as restated) (unaudited)

These restated financial highlights are unaudited and describe the performance of the predecessor fund’s Institutional Class shares indicated for the fiscal periods specified below. After the close of business on June 14, 2024, the predecessor fund conducted a reverse stock split of its issued and outstanding Institutional Class shares.  Per share amounts prior to this date have been restated to give effect to the split. More information regarding the split may be found at www.nb.com.

Neuberger Berman Short Duration Bond Fund—Institutional Class

YEAR ENDED OCTOBER 31,	2019	2020	2021	2022	2023
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of period	53.99	54.98	54.48	54.55	49.19
Plus:
Income from investment operations
Net investment income (loss)(3)	1.27	1.69	1.41	1.48	2.33
Net gains (losses) —realized and unrealized	1.20	(0.50)	0.35	(5.08)	0.07
Subtotal: income from investment operations	2.47	1.19	1.76	(3.60)	2.40
Minus:
Distributions to shareholders
Income dividends	1.48	1.69	1.69	1.69	2.47
Tax return of capital	-	-	-	0.07	-
Subtotal: distributions to shareholders	1.48	1.69	1.69	1.76	2.47
Equals:

Share price (NAV) at end of year	54.98	54.48	54.55	49.19	49.12
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) —as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses —actual	0.39	0.36	0.35	0.34	0.34
Gross expenses(1)	0.78	0.79	0.74	0.59	0.57
Net investment income (loss) —actual	2.37	3.08	2.53	2.87	4.76
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(2)	4.62	2.31	3.26	(6.65)	4.98
Net assets at end of year (in millions of dollars)	56.3	55.7	90.0	147.6	142.1
Portfolio turnover rate (%)	131	165	91	76	65
(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)
The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period. After the close of business on June 14, 2024, the Fund’s Institutional Class underwent a reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

The date of this supplement is June 21, 2024.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com